Trenwick Group Ltd.
                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited                       Case No. 03-12637(MFW)
                                                Reporting Period: September 2004

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

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                                                                                       Document    Explanation
Required Documents                                                        Form No.     Attached     Attached
---------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1        N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1        N/A
     Copies of bank statements                                                         N/A
     Cash disbursements journals                                                       N/A
Statement of Operations                                                   MOR-2        Yes
Balance Sheet                                                             MOR-3        Yes
Status of Postpetition Taxes                                              MOR-4        N/A
     Copies of IRS Form 6123 or payment receipt                                        N/A
     Copies of tax returns filed during reporting period                               N/A
Summary of Unpaid Postpetition Debts                                      MOR-4        None
     Listing of aged accounts payable                                                  N/A
Accounts Receivable Reconciliation and Aging                              MOR-5        None
Debtor Questionnaire                                                      MOR-5        N/A
---------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                           October 20, 2004
------------------------------------------                  Date
Signature of Debtor

/s/ Alan L. Hunte                                           October 20, 2004
------------------------------------------                  Date
Signature of Joint Debtor

/s/ Alan L. Hunte                                           October 20, 2004
------------------------------------------                  Date
Signature of Authorized Individual*

Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
               Debtor                           Reporting Period: September 2004

                             Statement of Operations
                               (Income Statement)

----------------------------------------------------------------------------------------
                                                       Month Ended          Cumulative
REVENUES                                              September 2004      Filing to Date
----------------------------------------------------------------------------------------
Gross Revenues                                           $       --          $        --
----------------------------------------------------------------------------------------
Less: Returns and Allowances                                     --                   --
----------------------------------------------------------------------------------------
Net Revenue                                              $       --          $        --
----------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------
Beginning Inventory                                              --                   --
----------------------------------------------------------------------------------------
Add: Purchases                                                   --                   --
----------------------------------------------------------------------------------------
Add:Cost of Labor                                                --                   --
----------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                             --                   --
----------------------------------------------------------------------------------------
Less: Ending Inventory                                           --                   --
----------------------------------------------------------------------------------------
Cost of Goods Sold                                               --                   --
----------------------------------------------------------------------------------------
Gross Profit                                                     --                   --
----------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------
Advertising                                                      --                   --
----------------------------------------------------------------------------------------
Auto and Truck Expense                                           --                   --
----------------------------------------------------------------------------------------
Bad Debts                                                        --                   --
----------------------------------------------------------------------------------------
Contributions                                                    --                   --
----------------------------------------------------------------------------------------
Employee Benefits Programs                                       --                   --
----------------------------------------------------------------------------------------
Insider compensation*                                            --                   --
----------------------------------------------------------------------------------------
Insurance                                                        --                   --
----------------------------------------------------------------------------------------
Management Fees/Bonuses                                          --                   --
----------------------------------------------------------------------------------------
Office Expense                                                   --                   --
----------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                   --                   --
----------------------------------------------------------------------------------------
Repairs and Maintenance                                          --                   --
----------------------------------------------------------------------------------------
Rent and Lease Expense                                           --                   --
----------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                        --                   --
----------------------------------------------------------------------------------------
Supplies                                                         --                   --
----------------------------------------------------------------------------------------
Taxes-Payroll                                                    --                   --
----------------------------------------------------------------------------------------
Taxes-Real Estate                                                --                   --
----------------------------------------------------------------------------------------
Taxes-Other                                                      --                   --
----------------------------------------------------------------------------------------
Travel and Entertainment                                         --                   --
----------------------------------------------------------------------------------------
Utilities                                                        --                   --
----------------------------------------------------------------------------------------
Other (attach schedule)                                          --                   --
----------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                     --                   --
----------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                              --                   --
----------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                  --                   --
----------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------
Other Income (attach schedule)                            1,111,069           (4,923,338)
----------------------------------------------------------------------------------------
Interest Expense                                                 --
----------------------------------------------------------------------------------------
Other Expense (attach schedule)                                  --                   --
----------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items             1,111,069           (4,923,338)
----------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------
Professional Fees                                                --                   --
----------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                      --                   --
----------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                              --
----------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                       --                   --
----------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                --                   --
----------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                  --                   --
----------------------------------------------------------------------------------------
Total Reorganization Expenses                                    --                   --
----------------------------------------------------------------------------------------
Income Taxes                                                     --                   --
----------------------------------------------------------------------------------------
Net Profit (Loss)                                        $1,111,069          $(4,923,338)
----------------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
               Debtor                           Reporting Period: September 2004

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                               Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                 September 2004     Filing to Date
-------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                    1,111,069           (4,923,338)
-------------------------------------------------------------------------------
Total Other Income (Loss)                      $ 1,111,069         $ (4,923,338)
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
               Debtor                           Reporting Period: September 2004

                                  BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------
                                                                            BOOK VALUE AT END OF       BOOK VALUE ON
                         ASSETS                                           CURRENT REPORTING MONTH      PETITION DATE
--------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         --                      --
--------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                             --
--------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
--------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $          --           $          --
--------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
--------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
--------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $          --           $          --
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        --                      --
--------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                    35,312,873              49,900,000
--------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $  35,312,873           $  49,900,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $  35,312,873           $  49,900,000
====================================================================================================================

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                                                                          BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH        PETITION DATE
--------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
--------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                      --
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
--------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          --                      --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $          --           $          --
--------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
--------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
--------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                            --               5,804,000
--------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $          --           $   5,804,000
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              $          --               5,804,000
--------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                     95,432,000              95,432,000
--------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       307,914,000             307,914,000
--------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
--------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (358,939,000)           (358,939,000)
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                 (4,923,338)                     --
--------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (4,170,789)               (311,000)
--------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
--------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $  35,312,873           $  44,096,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $  35,312,873           $  49,900,000
====================================================================================================================


                                                                      FORM MOR-3
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
               Debtor                           Reporting Period: September 2004

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF      BOOK VALUE ON
                  ASSETS                     CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------
Investment in Unconsolidated Subsidiaries            35,312,873             49,900,000
--------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                 $ 35,312,873           $ 49,900,000
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------
Equity in Subsidiary                                 (9,974,789)              (311,000)
--------------------------------------------------------------------------------------
Reverse preferred share dividend payable              5,804,000                     --
--------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                  $ (4,170,789)          $   (311,000)
--------------------------------------------------------------------------------------


                                                                      FORM MOR-3
                                                                          (9/99)